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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 13, 2004



                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 PENNSYLVANIA                       0-29255                      23-2767197
--------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



                               FASTNET CORPORATION
                               -------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

As previously reported, on December 15, 2003, FN Estate, Inc. (f/k/a FASTNET) and its debtor subsidiaries (together with FN Estate, the "Companies") completed the sale of substantially all of their assets, including their Broadband and Dial Up Internet Access, Co-location, and Managed Hosting business units, to US LEC Corp. for an estimated $8.5 million, plus the assumption of certain liabilities. The $8.5 million consisted of $6.0 million in cash, subject to adjustment, $1.5 million in a promissory note and Class A Common Stock of US LEC Corp with a market value of $1 million at closing. This sale was completed pursuant to the provisions of the United States Bankruptcy Code, and the sale procedures established by the Bankruptcy Court, including an auction process. An order approving such sale was issued by of the United States Bankruptcy Court for the Eastern District of Pennsylvania, Case No. 03-23143, on December 4, 2003. This transaction did not include assets associated with the Companies' Web Development business, upstate New York wireless Internet access business and certain wireline customers in upstate New York, which were sold in subsequent transactions as described below, and certain non-operating fixed assets and receivables from former customers.

On January 15, 2004, the Companies completed the sale of substantially all of their assets associated with their Web Development business to a group of noteholders of NetReach, Inc., a subsidiary of FN Estate, in exchange for the surrender and transfer to FN Estate of promissory notes of NetReach, Inc. in the aggregate principal amount of $760,000 and in consideration of the assumption of certain liabilities. This sale was completed pursuant to the provisions of the United States Bankruptcy Code.

On April 30, 2004, the Companies completed the sale of substantially all of their assets used or associated with their wireless Internet access operations located in Rochester, New York to CBTEK, LLC, a New York limited liability company, for an estimated $155,000, plus the assumption of certain liabilities. This sale was completed pursuant to the provisions of the United States Bankruptcy Code.

On May 4, 2004, FN Estate completed the sale of all of its information relating to certain customers in connection with FN Estate's wireline operations in the State of New York to Choice One Communications of New York, Inc., a New York corporation ("Choice One"), and agreed to cooperate during a finite period of time in the migration of such customers to the Choice One network. Pursuant to the asset purchase agreement entered into by FN Estate and Choice One, Choice One is obligated to pay to FN Estate a percentage of the charges collected by Choice One on or before April 30, 2005 from the customers that migrate to Choice One on or before June 30, 2004. This sale was completed pursuant to provisions of the United States Bankruptcy Code.

The Companies are in the process of selling any remaining non-operating fixed assets and collecting receivables from former customers. The Companies anticipate filing a plan of liquidation with the Bankruptcy Court no later than August 31, 2004, followed by a winding up of their affairs. It is not anticipated that there will be any funds available for distribution to shareholders of FN Estate.

This report contains comments or information that constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve significant risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The forward-looking statements in this report include, among others, statements relating to the liquidation of the Companies, as well as the anticipated results thereof. The risks and uncertainties include, but are not limited to, the uncertainties related to the bankruptcy proceedings and implementation of a plan of liquidation, possible objections to a plan of liquidation from parties in interest in the Companies' Chapter 11 proceedings and certain other factors set forth in FN Estate's Form 10-K for the year ended December 31, 2002, as amended, and Form 10-Q for the quarter ended June 30, 2003.

The forward-looking statements included in this report are based on information available to FN Estate as of the date of this report, and FN Estate assumes no obligation to update any of these statements.


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Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on November
14, 2003, FN Estate sought a no-action position from the Staff of the Securities and Exchange Commission that would permit FN Estate to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not officially granted the request. Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, FN Estate files herewith as Exhibits 99.1, 99.2 and
99.3 its monthly operating reports for the period commencing October 1, 2003 and ended October 31, 2003, and the period commencing November 1, 2003 and ended November 30, 2003, and the period commencing December 1, 2003 and ended December 31, 2003 respectively (collectively, the "Monthly Operating Reports"), which were filed with the Bankruptcy Court on April 13, 2004, April 20, 2004, and June 2, 2004 respectively.

FN ESTATE CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE MONTHLY OPERATING REPORTS ARE LIMITED IN SCOPE, COVER LIMITED TIME PERIODS, AND ARE IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE OPERATING REPORTS ARE COMPLETE.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits


         Exhibit No.       Description of Document
         -----------       -----------------------

             99.1 Monthly Operating Report for the Period October 1, 2003 to October 31, 2003.

             99.2 Monthly Operating Report for the Period November 1, 2003 to November 30, 2003.

             99.3 Monthly Operating Report for the Period December 1, 2003 to December 31, 2003.



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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     FN ESTATE, INC.



                                                     By: /s/ R. Barry Borden
                                                         -----------------------
                                                         R. Barry Borden
                                                         Chief Executive Officer

Dated:  June 2, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Document Description
------            --------------------

99.1              Monthly Operating Report For The Period October 1, 2003 to
                  October 31, 2003.

99.2 Monthly Operating Report for the Period November 1, 2003 to November 30, 2003.

99.3 Monthly Operating Report for the Period December 1, 2003 to December 31, 2003.